SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 18, 2014

M&F BANCORP, INC.

(Exact Name of Registrant as specified in its charter)

North Carolina	000-27307	56-1980549
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

2634 Durham-Chapel Hill Boulevard, Durham, North Carolina 27707

(Address of principal executive offices)

Registrant’s telephone number, including area code (919) 683-1521

Not Applicable

(Former address of principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; APPOINTMENT OF PRINCIPAL OFFICERS.

On March 19, 2014, M&F Bancorp, Inc. announced that Kim D. Saunders has resigned as the President and CEO of its subsidiary, Mechanics and Farmers Bank (“M&F Bank”), effective as of the close of business on March 18, 2014. Ms. Saunders will continue to serve as President and CEO of M&F Bancorp, Inc. for the immediate future.

Mr. James E. Sansom, Senior Vice President and Chief Lending Officer of M&F Bank since 2008, will serve as Interim President of M&F Bank until a search committee can identify a new chief executive.

A copy of the press release making these announcements is attached as Exhibit 99.1 and is incorporated by reference into this Item 5.02.

Item 9.01 - Financial Statements and Exhibits

(c) Exhibits.

The following exhibit is filed herewith:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT
99.1	Press Release dated March 19, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

M&F BANCORP, INC.

By:	/s/ Randall C. Hall
Randall C. Hall
Chief Financial Officer

 Dated: March 19, 2014

EXHIBIT INDEX

Exhibit Number	Description of Exhibit
99.1	Press Release dated March 19, 2014.